SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8091 Wallace Road, Eden Prairie, MN		55344

(Address of principal executive offices)		(Zip Code)

(952) 294-1300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 2.02 Results of Operations and Financial Condition.

     The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the “Commission”) solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

     On October 20, 2004, we issued a press release reporting the financial results for our third quarter and nine-month period ended September 26, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. In addition to reporting a measure of our fiscal 2004 second quarter revenue that is in accordance with generally accepted accounting principles, this release also included a non-GAAP financial measure of our fiscal 2004 third quarter and nine-month system-wide sales, which is a measure that includes sales from all restaurants, company-owned and franchise-operated, operating under the Famous Dave’s brand name. We believe that the measure of system-wide sales information provides a useful indication of overall growth in the business and the penetration of Famous Dave’s brand.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99.1           Famous Dave’s of America, Inc. Press Release dated October 20, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.
Date: October 20, 2004	By:	/s/ Diana G. Purcel
		Name:	Diana G. Purcel
		Title:	Vice President and Chief Financial Officer